Exhibit 99.2

TABLE OF CONTENTS

Edgen Group Inc.
Unaudited Condensed Combined Consolidated Financial Information for Each of the Five Quarters Ended March 31, 2012

Unaudited Condensed Combined Consolidated Balance Sheets	1
Unaudited Condensed Combined Consolidated Statements of Operations	2
Unaudited Condensed Combined Consolidated Statements of Comprehensive Income (Loss)	3
Unaudited Condensed Combined Consolidated Statements of Stockholders’ Equity (Deficit)	4
Unaudited Condensed Combined Consolidated Statements of Cash Flows	5

EDGEN GROUP INC.
UNAUDITED CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,246	$26,269	$11,957	$58,697	$61,289
Accounts receivable - net of allowance for doubtful accounts of $2,207, $2,056, $1,841, $1,816, and 1,653, respectively	272,458	261,155	204,569	211,253	165,376
Inventory	365,433	339,371	315,036	274,917	252,807
Income tax receivable	975	1,209	1,352	1,923	19,071
Prepaid expenses and other current assets	9,542	9,025	7,772	7,362	7,917
Deferred tax asset - net	213	209	177	145	214
Total current assets	661,867	637,238	540,863	554,297	506,674
PROPERTY, PLANT AND EQUIPMENT - NET	46,377	46,647	47,414	48,766	49,917
GOODWILL	23,667	22,965	23,058	23,737	23,774
OTHER INTANGIBLE ASSETS - NET	165,542	172,036	179,548	187,527	195,064
OTHER ASSETS	2,101	503	337	839	807
DEFERRED TAX ASSET - NET	1,155	1,044	819	149	-
DEFERRED FINANCING COSTS	18,828	20,307	21,642	20,860	22,434
TOTAL ASSETS	$919,537	$900,740	$813,681	$836,175	$798,670

LIABILITIES AND DEFICIT
CURRENT LIABILITIES:
Managed cash overdrafts	$16,013	$6,488	$10,005	$10,284	$7,746
Accounts payable	234,011	223,428	167,632	174,818	136,423
Accrued expenses and other current liabilities	16,074	21,350	16,441	16,247	12,948
Income taxes payable	4,737	4,307	4,586	5,024	3,017
Deferred revenue	2,819	5,139	2,342	2,000	1,270
Accrued interest payable	12,453	26,982	12,716	27,017	12,711
Deferred tax liability - net	1,100	991	794	-	-
Current portion of long term debt and capital lease	10,417	19,244	9,726	8,947	8,158
Total current liabilities	297,624	307,929	224,242	244,337	182,273
DEFERRED TAX LIABILITY - NET	4,046	4,544	4,682	4,754	5,403
OTHER LONG TERM LIABILITIES	1,270	783	787	290	293
LONG TERM DEBT AND CAPITAL LEASE	690,975	664,601	660,951	664,318	684,755
Total liabilities	993,915	977,857	890,662	913,699	872,724
COMMITMENTS AND CONTINGENCIES
PREDECESSOR NET DEFICIT:
Net deficit	(51,709)	(51,799)	(52,078)	(54,948)	(51,637)
Accumulated other comprehensive loss	(23,010)	(25,648)	(25,171)	(22,678)	(22,465)
Total predecessor net deficit	(74,719)	(77,447)	(77,249)	(77,626)	(74,102)
NON-CONTROLLING INTEREST	341	330	268	102	48
Total deficit	(74,378)	(77,117)	(76,981)	(77,524)	(74,054)
TOTAL LIABILITIES AND DEFICIT	$919,537	$900,740	$813,681	$836,175	$798,670

EDGEN GROUP INC.
UNAUDITED CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands)

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
SALES	$505,831	$475,926	$457,166	$415,106	$327,011
OPERATING EXPENSES:
Cost of sales (exclusive of depreciation and amortization shown below)	447,418	420,752	398,867	359,917	284,732
Selling, general and administrative expense	23,028	24,005	25,105	22,128	19,728
Depreciation and amortization expense	8,239	8,830	8,933	8,930	8,918
Total operating expenses	478,685	453,587	432,905	390,975	313,378
INCOME FROM OPERATIONS	27,146	22,339	24,261	24,131	13,633
OTHER INCOME (EXPENSE):
Other income - net	305	121	71	504	1,282
Interest expense - net	(22,046)	(21,962)	(20,733)	(22,060)	(21,725)
INCOME (LOSS) BEFORE INCOME TAX EXPENSE	5,405	498	3,599	2,575	(6,810)
INCOME TAX EXPENSE	1,304	773	1,193	1,566	556
NET INCOME (LOSS)	$4,101	$(275)	$2,406	$1,009	$(7,366)

NET INCOME (LOSS) ATTRIBUTABLE TO:
Predecessor	$4,090	$(337)	$2,240	$955	$(7,372)
Non-controlling interest	11	62	166	54	6
Edgen Group Inc.	-	-	-	-	-

EDGEN GROUP INC.
UNAUDITED CONDENSED COMBINED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In thousands)

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
NET INCOME (LOSS)	$4,101	$(275)	$2,406	$1,009	$(7,366)
OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency translation adjustments	2,638	(477)	(2,493)	(213)	3,066
COMPREHENSIVE INCOME (LOSS)	$6,739	$(752)	$(87)	$796	$(4,300)

COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO:
Predecessor	$6,728	$(814)	$(253)	$742	$(4,306)
Non-controlling interest	11	62	166	54	6
Edgen Group Inc.	-	-	-	-	-

EDGEN GROUP INC.
UNAUDITED CONDENSED COMBINED CONSOLIDATED STATEMENTS STOCKHOLDERS’ DEFICIT
(In thousands, except unit data)

	Predecessor	Edgen Group Inc.				Accumulated other	Non-	Total
	net	Common stock		Additional	Retained	comprehensive	controlling	stockholders'
	deficit	Class A	Class B	paid in capital	earnings	loss	interest	deficit
Balances at December 31, 2010	$(44,841)	$-	$-	$-	$-	$(25,531)	$42	$(70,330)
Net income (loss)	(7,372)	-	-	-	-	-	6	(7,366)
Other comprehensive income	-	-	-	-	-	3,066	-	3,066
Amortization of unit-based compensation	576	-	-	-	-	-	-	576
Distributions to owners of Predecessor interest	-	-	-	-	-	-	-	-
Balances at March 31, 2011	(51,637)	-	-	-	-	(22,465)	48	(74,054)
Net income	955	-	-	-	-	-	54	1,009
Other comprehensive loss	-	-	-	-	-	(213)	-	(213)
Amortization of unit-based compensation	686	-	-	-	-	-	-	686
Distributions to owners of Predecessor interest	(4,952)	-	-	-	-	-	-	(4,952)
Balances at June 30, 2011	(54,948)	-	-	-	-	(22,678)	102	(77,524)
Net income	2,240	-	-	-	-	-	166	2,406
Other comprehensive loss	-	-	-	-	-	(2,493)	-	(2,493)
Amortization of unit-based compensation	686	-	-	-	-	-	-	686
Distributions to owners of Predecessor interest	(56)	-	-	-	-	-	-	(56)
Balances at September 30, 2011	(52,078)	-	-	-	-	(25,171)	268	(76,981)
Net income (loss)	(337)	-	-	-	-	-	62	(275)
Other comprehensive loss	-	-	-	-	-	(477)	-	(477)
Amortization of unit-based compensation	684	-	-	-	-	-	-	684
Distributions to owners of Predecessor interest	(68)	-	-	-	-	-	-	(68)
Balances at December 31, 2011	(51,799)	-	-	-	-	(25,648)	330	(77,117)
Net income	4,090	-	-	-	-	-	11	4,101
Other comprehensive income	-	-	-	-	-	2,638	-	2,638
Amortization of unit-based compensation	702	-	-	-	-	-	-	702
Distributions to owners of Predecessor interest	(4,702)	-	-	-	-	-	-	(4,702)
Balances at March 31, 2012	$(51,709)	$-	$-	$-	$-	$(23,010)	$341	$(74,378)

EDGEN GROUP INC.
UNAUDITED CONDENSED COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (In thousands)

	Three months March 31, 2012	Year ended December 31, 2011	Nine months September 30, 2011	Six months June 30, 2011	Three months March 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,101	$(4,226)	(3,951)	$(6,357)	$(7,366)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,239	35,611	26,781	17,848	8,918
Amortization of deferred financing costs	1,500	5,048	3,665	3,148	1,573
Noncash accrual of interest on Seller Note	1,072	3,843	2,759	1,716	986
Amortization of discount on long term debt	323	1,205	891	584	288
Equity-based compensation expense	702	2,632	1,948	1,262	576
Allowance for doubtful accounts	138	380	27	(70)	(212)
Provision for inventory allowances and writedowns	375	1,251	876	500	125
Deferred income tax benefit	(605)	(1,251)	(1,086)	(1,314)	(441)
Loss on foreign currency transactions	29	456	657	(202)	(235)
Unrealized loss on derivative instruments	22	497	639	(158)	(265)
Gain on sale of property, plant and equipment	(35)	(996)	(983)	(992)	(977)
Changes in operating assets and liabilities:
Accounts receivable	(10,974)	(108,362)	(50,453)	(55,773)	(9,929)
Inventory	(25,139)	(104,005)	(79,169)	(37,576)	(15,089)
Income tax receivable	244	18,365	18,235	17,685	525
Prepaid expenses and other current assets	(1,776)	(2,160)	(1,017)	(935)	(1,236)
Accounts payable	10,238	107,259	50,347	56,743	15,454
Accrued expenses and other current liabilities	(22,217)	8,631	(12,997)	1,499	(16,146)
Income tax payable	365	2,463	2,713	2,992	956
Other	-	49	(130)	(213)	(103)
Net cash provided by (used in) operating activities	(33,398)	(33,310)	(40,248)	387	(22,598)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(810)	(2,998)	(2,549)	(2,614)	(346)
Proceeds from the sale of property, plant and equipment	37	6,291	6,276	6,270	6,208
Net cash provided by (used in) investing activities	(773)	3,293	3,727	3,656	5,862
CASH FLOWS FROM FINANCING ACTIVITIES:
Deferred financing costs	-	(1,309)	(1,309)	-	-
Principal payments on long term debt and capital lease	(11,996)	(7,411)	(4,985)	(3,343)	(1,698)
Distributions to owners of Predecessor interest	(4,702)	(5,076)	(5,008)	(4,952)	-
Proceeds from revolving credit facilities	196,365	324,267	175,434	89,548	41,722
Payments to revolving credit facilities	(168,819)	(320,744)	(186,184)	(98,548)	(31,722)
Managed cash overdraft	9,529	4,809	8,288	8,586	6,015
Net cash provided by (used in) financing activities	20,377	(5,464)	(13,764)	(8,709)	14,317
Effect of exchange rate changes on cash and cash equivalents	771	(1,114)	(622)	499	844
NET CHANGE IN CASH AND CASH EQUIVALENTS	(13,023)	(36,595)	(50,907)	(4,167)	(1,575)
CASH AND CASH EQUIVALENTS - beginning of period	26,269	62,864	62,864	62,864	62,864
CASH AND CASH EQUIVALENTS - end of period	$13,246	$26,269	$11,957	$58,697	$61,289

EDGEN GROUP INC.
UNAUDITED CONDENSED COMBINED CONSOLIDATED SEGMENT INFORMATION
 (In thousands)

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Sales:
E&I	$277,676	$258,663	$244,838	$222,549	$185,562
OCTG	228,155	217,263	212,328	192,619	141,449
Intersegment sales	-	-	-	(62)	-
	$505,831	$475,926	$457,166	$415,106	$327,011
Intersegment sales:
E&I	$-	$-	$-	$-	$-
OCTG	-	-	-	62	-
	$-	$-	$-	$62	$-

Selling, general and administrative expense:
E&I	$15,562	$16,985	$18,464	$16,232	$14,913
OCTG	3,755	3,898	3,825	3,335	2,879
Corporate	3,711	3,122	2,816	2,561	1,936
	$23,028	$24,005	$25,105	$22,128	$19,728

Depreciation and amortization:
E&I	$4,576	$5,200	$5,296	$5,303	$5,292
OCTG	3,663	3,630	3,637	3,627	3,626
Corporate	-	-	-	-	-
	$8,239	$8,830	$8,933	$8,930	$8,918

Income (loss) from operations:
E&I	$17,311	$12,921	$13,174	$14,235	$6,489
OCTG	13,546	12,540	13,903	12,457	9,080
Corporate	(3,711)	(3,122)	(2,816)	(2,561)	(1,936)
	$27,146	$22,339	$24,261	$24,131	$13,633

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Total assets:
E&I	$541,981	$537,872	$469,287	$489,559	$462,688
OCTG	377,556	362,868	344,394	346,616	335,982
Corporate	-	-	-	-	-
	$919,537	$900,740	$813,681	$836,175	$798,670